BOGLE SMALL CAP GROWTH FUND

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated October 27, 2009

to Prospectus dated December 31, 2008

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective November 1, 2009, the Investor Class and Institutional Class of the Bogle Small Cap Growth Fund (the “Fund”) are reopened to new investors. Bogle Investment Management, L.P., subject to the approval of the Board of Directors of The RBB Fund, Inc., may subsequently close the Fund again should concerns regarding the Fund’s size recur.

Please retain this Supplement for future reference.